UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2023

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Cassava Sciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6801 N Capital of Texas Highway, Building 1; Suite 300

Austin, Texas 78731

(Address of principal executive offices, including zip code)

(512) 501-2444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	ThereWritten communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Cassava Sciences, Inc. (the “Company”) was held at approximately 10 a.m. Central Time on May 4, 2023, pursuant to the Notice of Annual Meeting of Stockholders dated March 27, 2023 and duly delivered to all Company stockholders of record as of March 14, 2023. Of the 41,749,435 shares of the Company’s common stock entitled to vote at the Annual Meeting, 24,773,128 shares, or approximately 59%, were represented at the Annual Meeting virtually or by proxy, constituting a quorum. At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 27, 2023. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal One – Two (2) nominees for election to the Board of Directors were elected to serve for a three-year term, and until their successors are duly elected and qualified, based upon the following votes:

Director	For	Withheld	Broker Non-Vote
Robert Z. Gussin, Ph.D.	7,116,958	1,844,547	15,811,623
Richard J. Barry	6,675,746	2,285,759	15,811,623

Proposal Two – An amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company, which received approximately 87% of the votes cast, did not receive votes greater than 50% of outstanding common shares as of the Record Date and was thus not approved based upon the following votes:

For	Against	Abstain	Broker Non -Vote
7,795,721	944,106	221,678	15,811,623

Proposal Three – The Company’s Non-employee Director Compensation Program was approved based upon the following votes:

For	Against	Abstain	Broker Non -Vote
7,758,563	985,705	217,237	15,811,623

Proposal Four – The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023, was ratified based upon the following votes:

For	Against	Abstain
24,121,878	532,002	119,248

Proposal Five – The 2022 executive compensation for the Company’s named executive officers was approved, on a non-binding advisory vote, based upon the following votes:

For	Against	Abstain	Broker Non -Vote
6,604,493	2,105,630	251,382	15,811,623

Proposal Six – A non-binding, advisory vote on the frequency of non-binding, advisory votes on the executive compensation for the Company’s named executive officers was approved for every “one” year based upon the following votes:

Every one year	Every two years	Every three years	Abstain	Broker Non -Vote
8,154,665	151,642	336,776	318,422	15,811,623

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASSAVA SCIENCES, INC.
a Delaware corporation

Date: May 8, 2023
	By:	/s/ ERIC J. SCHOEN
Eric J. Schoen
Chief Financial Officer